UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

November 8, 2005

BOARDWALK PIPELINE PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3800 Frederica Street

Owensboro, Kentucky 42301

(Address of principal executive office)

(270) 926-8686

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As described in its final prospectus (the “Prospectus”) dated November 8, 2005 (File No. 333-127578) and filed on November 9, 2005 with the Securities and Exchange Commission pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”), Boardwalk Pipeline Partners, LP (the “Partnership”) entered into an underwriting agreement on November 8, 2005 (the “Underwriting Agreement”) with Boardwalk Pipelines Holding Corp. (“BPHC”), Boardwalk GP, LP, the general partner of the Partnership (the “General Partner”), Boardwalk GP, LLC, the general partner of the General Partner (“GP LLC”), Boardwalk Pipelines, LLC (the “OLLC”), Boardwalk Operating GP, LLC (the “OLP GP”), Texas Gas Transmission, LLC (“Texas Gas”), GS Pipeline Company, LLC (“GSP”), Gulf South Pipeline Company, LP (“Gulf South”) and Citigroup Global Markets Inc., Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities, LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, KeyBanc Capital Markets, A Division of McDonald Investments Inc. and Deutsche Bank Securities Inc. (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 15,000,0000 common units representing limited partner interests in the Partnership (“Common Units”) sold by the Partnership at a price to the public of $19.50 per Common Unit ($18.33 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership granted the underwriters a 30-day option to purchase up to an additional 2,250,000 Common Units (the “Option”) on the same terms as those Common Units sold by the Partnership if the Underwriters sold more than 15,000,000 Common Units in the offering. The sale of the Common Units under the Underwriting Agreement is expected to close on November 15, 2005.

In the Underwriting Agreement, the Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

1.1 Underwriting Agreement, dated November 8, 2005, among Boardwalk Pipeline Partners, LP, Boardwalk Pipelines Holding Corp., Boardwalk GP, LP, Boardwalk GP, LLC, Boardwalk Pipelines, LLC, Boardwalk Operating GP, LLC, Texas Gas Transmission, LLC, GS Pipeline Company, LLC, Gulf South Pipeline Company, LP and Citigroup Global Markets Inc., Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities, LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, KeyBanc Capital Markets, A Division of McDonald Investments Inc. and Deutsche Bank Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By:	BOARDWALK GP, LP, its general partner

	By:	BOARDWALK GP, LLC, its general partner

		By:	/s/ JAMIE L. BUSKILL
Jamie L. Buskill
Chief Financial Officer

Dated: November 14, 2005

EXHIBIT INDEX

Exhibit 1.1	—	Underwriting Agreement, dated November 8, 2005, among Boardwalk Pipeline Partners, LP, Boardwalk Pipelines Holding Corp., Boardwalk GP, LP, Boardwalk GP, LLC, Boardwalk Pipelines, LLC, Boardwalk Operating GP, LLC, Texas Gas Transmission, LLC, GS Pipeline Company, LLC, Gulf South Pipeline Company, LP and Citigroup Global Markets Inc., Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities, LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, KeyBanc Capital Markets, A Division of McDonald Investments Inc. and Deutsche Bank Securities Inc.